Item 1.  Report to Shareholders

October 31, 2004

Annual Report

Institutional Emerging Markets Equity Fund

T. Rowe Price

The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

T. Rowe Price Institutional Emerging Markets Equity Fund

Fellow Shareholders

Emerging stock markets posted solid gains in the 6- and 12-month periods through October 31, 2004, that far surpassed the returns for developed stock markets. During the past year, world economies staged a broad-based recovery. Emerging markets generally benefited from ongoing price increases of oil and raw materials and stronger currencies. The energy sector was by far the best performer throughout the year, and materials and utilities stocks chipped in solid gains since April--explaining why value indexes outdistanced their growth counterparts. As in the developed markets, small-cap stocks outperformed large-caps across emerging markets.

Performance Review

Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 10/31/04                             6 Months            12 Months
--------------------------------------------------------------------------------
Institutional Emerging
Markets Equity Fund                                   9.71%               19.58%

MSCI Emerging
Markets Index                                         9.16                19.40

Lipper Emerging Markets
Funds Average                                         8.63                19.50

Please see the fund's quarter-end returns following this letter.

The Institutional Emerging Markets Equity Fund returned 9.71% for six months and 19.58% for the year ended October 31, 2004. As shown in the table, the portfolio's performance was about the same in the first and second halves of our fiscal year. However, these results mask several sharp market swings. Nevertheless, we are pleased to report that your portfolio's results were better than the MSCI and Lipper benchmarks for both periods.

From a regional perspective, Latin American stocks performed the best over the past six months, paced by rising oil and materials prices and stellar results in Brazil. Asian markets were basically flat due to weakness in South Korea and Taiwan--the technology sector was a significant drag on returns in both countries. Emerging Europe, the Mediterranean, and Africa performed well, but individual country performance was mixed. Eastern European countries, Turkey, and Egypt were strongest, while Israel (weak technology and pharmaceuticals) and Russia (primarily due to the problems at Yukos) were lower.

Portfolio Review

Far East

Geographic Diversification
--------------------------------------------------------------------------------
Periods Ended                                      4/30/04             10/31/04
--------------------------------------------------------------------------------
Far East                                              50.5%                44.0%

Africa and Middle East                                19.1                 20.4

Latin America                                         17.0                 19.2

Europe                                                 8.3                  9.0

Other and Reserves                                     5.1                  7.4
--------------------------------------------------------------------------------
Total                                                100.0%               100.0%

Asia's markets languished during the past six months. On a macro level, Asia appears strong, but from a micro view, the outlook is more difficult. Within North Asia, domestic-oriented companies in Taiwan and South Korea appear relatively attractive, although we think the sizable technology markets in both of these economies may be nearing a cyclical peak. Therefore, we reduced our exposure in the tech sector significantly over the past six months. South Asia looks less attractive on a valuation basis, despite strong growth in a number of previously red-hot markets, including India. We are similarly cautious about investing directly in China (see the special report on China on the following page). Although economic growth is strong, in our view, there is an absence of high-quality, industry-leading companies that can sustain profitability throughout a full business cycle.

Hyundai Motor, the largest auto manufacturer in South Korea, was a leading Asian contributor for the last six months. The company's new product offerings have been well received, and it has been gaining market share in the U.S., Europe, and several emerging markets, including China and India. (Please refer to our portfolio of investments for a complete listing of the fund's holdings.)

Asian information technology companies (specifically semiconductors and related equipment holdings) were among the worst performers for the six-month period. Samsung Electronics, Via Technologies, and Taiwan Semiconductor Manufacturing, for example, were significant detractors since April. However, Samsung was a solid contributor for the year.

China: A Powerful Global Growth Engine

China has increasingly become the growth engine for Asia, and T. Rowe Price investment managers believe that it will have an expanding impact on the global economy. Investing in China, however, presents unique challenges that warrant a cautious investment approach.

China's economy has grown rapidly over the past year, fueled by massive fixed-asset investment by the government, high levels of foreign investment, and the rapid emergence of its urban middle class. In December 2003, money supply was growing at a 30% annual pace, and the supply of raw materials could not keep pace. China currently consumes 25% of the world's raw materials, and this will continue to rise.

Over the past year, the Chinese government has attempted to cool this boom, and the continuing challenge will be achieving a manageable rate of growth. We believe the next stage of China's modernization must be to tackle its financial architecture. Due to the lack of a functioning bond market, interest rate inflexibility, and a rigid foreign exchange structure, the government has had to rely on administrative measures to slow the economy.

The secular rise in inflation is another growing concern. The country is reaching the limit of its ability to supply domestic raw materials to its industries, meaning that growth will have to be met by imported raw materials and paid for with hard currency. These trends probably mean that China's low interest rates are likely to climb further, which could have major implications for its economy and potentially for inflation trends around the world. (The government edged rates higher in October for the first time in nearly a decade.) More importantly, it raises some question about the long-term sustainability of China's blistering growth.

Accordingly, we have remained cautious about the quality of investment opportunities in China, almost exclusively focusing on industry leaders that we believe are capable of achieving sustained profitability through economic peaks and troughs. An alternative strategy has been to invest in non-Chinese companies that we believe will benefit from accelerating Chinese demand. While we are pleased that more high-growth, privately owned mainland companies are starting to be listed, we remain extremely selective and seek to avoid owning Chinese companies with opaque ownership structures and a lack of corporate transparency.

[GRAPHIC OMITTED]

Will China's GDP Growth Slow?
--------------------------------------------------------------------------------
Real GDP Growth

             Rate
 '97        10.29%
 '98         6.39
 '99         3.14
 '00         8.96
 '01         7.30
 '02         6.74
 '03        14.16
 '04*        9.20
 '05*        8.00

*Estimates
Sources: FactSet Research Systems, OECD, Consensus Economics Inc.

Market Performance
--------------------------------------------------------------------------------
Six Months                        Local      Local Currency              U.S.
Ended 10/31/04                 Currency    vs. U.S. Dollars           Dollars
--------------------------------------------------------------------------------
Brazil                            28.59%              3.19%            32.68%

India                              3.99              -1.97              1.94

Israel                           -11.31               2.90             -9.27

Malaysia                           2.12               0.00              2.12

Mexico                            15.95              -1.12             14.66

Russia                             7.39               0.93              7.39

South Africa                      13.83              12.97             28.59

South Korea                       -7.61               4.81             -3.16

Taiwan                            -5.41              -0.55             -5.94

Thailand                           1.96              -2.57             -0.66

Source: RIMES Online, using MSCI indices.

As we reduced exposure to the Asian tech and telecom sectors, we added to positions in energy and financials. The portfolio's largest purchase in Asia over the last six months was S-Oil, one of South Korea's largest oil refiners, and in Taiwan, we bought Cathay Financial and Chinatrust Financial. We initiated a position in S-Oil because there is a shortage of Asian oil refining capacity, and, coupled with higher oil prices, we expect margins and profits to improve. We eliminated China Mobile, the leading provider of mobile telecommunications services in China, because in our view, the company's growth prospects have diminished and we see increasing competition that could pressure margins.

Latin America
Latin American stocks continued their strong performance over the past six months, posting the best results among emerging markets and contributing to the portfolio's solid returns. Markets in the region generally benefited from stronger currencies and ongoing increases in the price of oil and raw materials, which led energy and materials stocks higher for the period. Consumer and financial stocks also performed well in the region as economic growth fueled stronger consumer demand.

As is often the case in Latin America, performance was extremely volatile over the course of the past year. Markets more exposed to rising rates, such as Brazil, declined the most but also bounced back higher. High commodity prices and still relatively low interest rates favored materials and companies with higher leverage, a detriment to our investment style, which focuses on high-quality, steady-growth companies in the region.

Brazil was the region's top performer over the last six months. Brazilian energy and materials stocks, which make up about half of the market, surged on news of better-than-expected economic growth, industrial production, jobless rates, and trade surpluses. Petroleo Brasileiro (Petrobras) was a top contributor for both the six and 12 months, supported by record-high oil prices and expectations of rising oil production. We increased our position, and the stock remains the portfolio's largest

Sector Diversification
--------------------------------------------------------------------------------
                                                 Percent of           Percent of
                                                 Net Assets           Net Assets
                                                    4/30/04             10/31/04
--------------------------------------------------------------------------------
Financials                                            18.0%                22.7%

Telecommunications Services                           15.0                 14.6

Consumer Discretionary                                12.3                 13.7

Energy                                                 8.3                 11.7

Materials                                             11.3                  8.9

Information Technology                                16.4                  8.0

Consumer Staples                                       5.9                  7.7

Industrials and Business Services                      5.6                  3.9

Trusts                                                 0.0                  2.0

Utilities                                              0.6                  1.4

Health Care                                            1.5                  0.0

Reserves                                               5.1                  5.4

Total                                                100.0%               100.0%
--------------------------------------------------------------------------------

holding (3.5% of net assets). New purchases included Natura Cosmeticos, the largest Brazilian cosmetics company with a direct distribution model and over 400,000 sales representatives. We participated in the company's initial public offering in late May and have continued to add to the position. The company is benefiting from strong underlying growth in the cosmetics market. We also added low-cost airline GOL and toll road operator Cia Concessoes Rodoviarias on their initial public offerings. Although both are quality companies that we'd like to own, we eliminated them after they reached our target price.

Wireless operator America Movil was our second-largest holding at the end of the reporting period, and a standout contributor for six and 12 months, benefiting from faster-than-expected penetration in many markets. Rebounding economies have spurred consumer spending, which in turn has led to rising growth. The company remains the dominant player in Mexico, well ahead of its closest competitors, and it is aggressively gaining market share in Brazil and other parts of Latin America.

Wal-Mart de Mexico is now among the portfolio's 10-largest holdings, thanks to additional purchases over the past six months. This leading retailer has significant advantages over its competition, including a much more efficient distribution network. It continues to benefit from expansion opportunities and solid same-store sales growth. Margins are improving as well, and we believe that the valuation is still attractive.

Africa, Emerging Europe, and the Middle East
Stocks in European emerging markets, the Middle East, and African countries produced strong returns over the past year. However, for the past six months, gains were more moderate, and returns among countries were mixed. Stocks in Egypt, Turkey, and central European countries fared best, while the Russian market was hobbled by the government's ongoing political and tax disputes with oil company Yukos. Israeli stocks also fell sharply amid weakness among technology and pharmaceutical shares.

This is the most expensive region among emerging markets. Within Central and Eastern Europe, the macroeconomic outlook is problematic, and many sustainable growth companies are expensive. However, we are finding good investment opportunities at the periphery of the region. Israel's economy has begun to recover from several years of recession, and we believe that our Israeli stock positions will benefit from this improvement over the long term. In the period, we initiated a position in Bank Leumi, a leading retail bank, after the company reported strong results.

Turkey's economy is also strong, and its leaders are optimistic that the European Union will set a timetable in mid-December for Turkey to work toward full EU membership. However, rising global interest rates have had a negative impact on the country, due to very high debt levels. We have reduced our exposure in Turkey by trimming several strong performers. Turkcell, for example, was among the portfolio's top contributors over the last 12 months, and our largest sale in Turkey.

We added several new companies in Egypt during the last six months because we are encouraged by the reform efforts of the new government that came into power in July. Our largest new Egyptian purchase is Commercial International Bank, which should benefit from new banking reform proposals. We also added telecommunication services companies Vodafone Egypt, Egyptian Company for Mobile Services, and Orascom Telecom to the portfolio. Subscriber growth in the wireless industry appears to be strong and could increase as the economy and consumer spending strengthen.

The Russian economy, which is leveraged to energy and raw materials prices, remained strong in the last six months. Wireless companies have greatly benefited from this upturn, and consumers have been driving wireless penetration growth at an accelerating rate, particularly in the regions outside Moscow. Our large positions in Mobile TeleSystems and VimpleCom, Russia's two largest wireless providers, were solid performance contributors for the last six months.

In contrast, Yukos was the portfolio's largest detractor in both the 6- and 12-month periods. Yukos was one of the most attractive Russian energy companies because of its strong production growth, lower relative costs, and a significant reserve base. The company has been a significant (and hugely profitable) portfolio holding for several years. However, the government's recent attempts to force the company to pay back taxes have jeopardized its ability to produce oil and pushed it to the verge of bankruptcy. We decided to eliminate the stock when the government prepared to circumvent Russian law by selling Yukos' assets at deep discounts to cover the tax liabilities.

Naspers, a South African-based pay-TV, Internet, and print media company that we purchased earlier this year, was another top performer. The company continues to produce strong earnings gains, primarily driven by good subscriber growth and cost controls in South Africa and huge subscriber growth and solid margins in its Greek pay-TV business.

OUTLOOK
Although emerging markets are generally healthy, they face several areas of vulnerability. Economic growth and commodity prices are both strong, and currencies are attractive. Valuations remain appealing, as well, although the valuation gap with developed markets has narrowed over the last two years. However, in an environment of rising global inflation and higher interest rates, emerging markets would not be immune to a tightening of global liquidity and increased risk aversion. These factors impacted second-quarter results, but softer economic data from the U.S. and Japan supported a third-quarter rally.

With the balance of these economic forces in mind, we remain somewhat cautious. Emerging market equities are a cyclical asset class. If global growth rises rapidly and interest rates increase sharply, we could see a repeat of the second quarter's sharp sell-off. If global growth stabilizes, liquidity expands, and the valuation and currency benefits remain in place, emerging markets could continue to provide solid returns.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 21, 2004


Risks of International Investing
--------------------------------------------------------------------------------
Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary
--------------------------------------------------------------------------------
MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that includes only securities that may be traded by foreign investors.

T. Rowe Price Institutional Emerging Markets Equity Fund


Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------
                                                                      Percent of
                                                                      Net Assets
Company                                         Country                 10/31/04
--------------------------------------------------------------------------------
Petrobras                                       Brazil                      3.5%

America Movil                                   Mexico                      3.0

Samsung Electronics                             South Korea                 2.5

iShares MSCI Emerging Markets Index Fund        Europe/Far East             2.0

AO VimpelCom                                    Russia                      1.7

Naspers                                         South Africa                1.6

Wal-Mart de Mexico                              Mexico                      1.6

Lukoil Oil                                      Russia                      1.6

Cathay Financial Holding                        Taiwan                      1.5

Impala Platinum Holdings                        South Africa                1.4

Hyundai Motor                                   South Korea                 1.4

Kookmin Bank                                    South Korea                 1.3

Mobile Telesystems                              Russia                      1.3

Chinatrust Financial                            Taiwan                      1.3

PetroKazakhstan                                 Kazakhstan                  1.2

Makhteshim-Agan Industries                      Israel                      1.2

Sanlam                                          South Africa                1.2

Tele Norte Leste                                Brazil                      1.1

S-Oil                                           South Korea                 1.1

Zee Telefilms                                   India                       1.1

Grupo Televisa                                  Mexico                      1.1

Shinsegae                                       South Korea                 1.1

Bank Hapoalim                                   Israel                      1.0

South Korea Telecom                             South Korea                 1.0

Taishin Financial Holdings                      Taiwan                      1.0
--------------------------------------------------------------------------------
Total                                                                      37.8%
--------------------------------------------------------------------------------

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.


Growth of $10,000
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

Institutional Emerging Markets Equity Fund
--------------------------------------------------------------------------------
As of 10/31/04

Institutional Emerging Markets Equity Fund $16,973
MSCI Emerging Markets Index $17,760

                              MSCI Emerging              Institutional Emerging
                              Markets Index              Markets Equity Fund

 10/02                        $10000                     $10000

 1/03                          10288                       9950

 4/03                          10593                      10070

 7/03                          12752                      12042

 10/03                         14874                      14194

 1/04                          16722                      15921

 4/04                          16270                      15471

 7/04                          15739                      15011

 10/04                         17760                      16973



Average Annual Compound Total Return
--------------------------------------------------------------------------------
                                                                           Since
                                                                       Inception
Periods Ended 10/31/04                               1 Year             10/31/02
--------------------------------------------------------------------------------
Institutional Emerging Markets Equity Fund           19.58%               30.28%

MSCI Emerging Markets Index                          19.40                33.35

Lipper Emerging Markets Funds Average                19.50                32.58

Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Institutional Emerging Markets Equity Fund


Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Institutional Emerging
Markets Equity Fund
--------------------------------------------------------------------------------
                                                                        Expenses
                                  Beginning       Ending             Paid During
                                    Account      Account                 Period*
                                      Value        Value               5/1/04 to
                                     5/1/04     10/31/04                10/31/04
--------------------------------------------------------------------------------
Actual                           $ 1,000         $ 1,097.10         $   5.79

Hypothetical
(assumes 5% return
before expenses)                   1,000           1,019.61             5.58

* Expenses are equal to the fund's annualized expense ratio for the six-month period (1.1%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half year (184) by the days in the year (366) to reflect the half-year period.

Quarter-End Returns
--------------------------------------------------------------------------------
                                                                           Since
                                                                       Inception
Periods Ended 9/30/04                                1 Year             10/31/02
--------------------------------------------------------------------------------
Institutional Emerging Markets Equity Fund           25.83%               29.73%

MSCI Emerging Markets Index                          26.53                33.31

Lipper Emerging Markets Funds Average                25.55                32.33

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-638-8790. Request a prospectus, which includes investment objectives, risks, fees, expenses, and other information you should read and consider carefully before investing.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price Investment Services, Inc., Distributor.

Financial Highlights
T. Rowe Price Institutional Emerging Markets Equity Fund

                                                     For a share outstanding
                                                     throughout each period
                                                 -------------------------------
                                                      Year             10/31/02
                                                     Ended              Through
                                                  10/31/04             10/31/03

NET ASSET VALUE

Beginning of period                        $         14.18      $         10.00

Investment activities

  Net investment income (loss)                        0.15                 0.09

  Net realized and
  unrealized gain (loss)                              2.58                 4.10

  Total from
  investment activities                               2.73                 4.19

Distributions

  Net investment income                              (0.09)               (0.01)

  Net realized gain                                  (0.21)                --

  Total distributions                                (0.30)               (0.01)

NET ASSET VALUE

End of period                              $         16.61      $         14.18
                                           -------------------------------------

Ratios/Supplemental Data

Total return^                                        19.58%               41.94%

Ratio of total expenses to
average net assets                                    1.10%                1.10%

Ratio of net investment
income (loss) to average
net assets                                            1.28%                1.34%

Portfolio turnover rate                               69.1%                70.4%

Net assets, end of period
(in thousands)                             $        34,182      $        15,650

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price Institutional Emerging Markets Equity Fund
October 31, 2004


                                                    Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

EUROPE/FAR EAST  2.0%

Common Stocks  2.0%

iShares MSCI Emerging Markets
  Index Fund (USD)                                   3,800                  674

Total Europe/Far East (Cost $673)                                           674


ARGENTINA  0.7%

Common Stocks  0.7%

Quilmes Industrial ADR (USD)                         1,181                   19

Tenaris ADR (USD)                                    4,800                  215

Total Argentina (Cost $163)                                                 234


BRAZIL  9.7%

Common Stocks  8.4%

Cia Energetica Minas
    Gerais (Cemig)                               8,457,000                  196

Companhia Siderurgica Nacional                      11,815                  175

Companhia Vale do Rio
    Doce ADR (USD)                                   7,200                  131

Companhia Vale do Rio Doce ADR
  (1 ADR represents 1
    common share) (USD)                              7,830                  166

Embraer Aircraft ADR (USD)                           1,800                   48

Grendene *                                           1,900                   23

Natura Cosmeticos                                    6,800                  138

Petroleo Brasileiro (Petrobras)
  ADR (USD)                                         26,700                  870

Petroleo Brasileiro (Petrobras)ADR
  (1 ADR represents 1
    common share) (USD)                              8,700                  309

Tele Norte Leste ADR (USD)                          14,800                  194

Tele Norte Leste Participaco *                      14,699                  186

Telesp Celular
    Participacoes ADR (USD) *                       33,300                  199

Votorantim Celulose ADR (USD)                        7,100                  245

                                                                          2,880

Preferred Stocks  1.3%

Banco Itau Holdings Financiera *                     2,631                  319

Caemi Mineracao e Metalurgica *                    126,200                   76

Suzano Bahia Sul Papel                               9,601                   41

                                                                            436

Total Brazil (Cost $2,577)                                                3,316


CHINA  4.7%

Common Stocks  4.7%

China Insurance (HKD)                              252,000                  115

China Resources
    Enterprise (HKD)                               110,000                  154

China Telecom, 144A (HKD) *                        290,000                   93

China Telecom
    (H shares)(HKD)                                442,000                  142

Cnooc (HKD)                                        615,500                  318

Gome Electrical
    Appliances (HKD) *                              57,000                   46

Gome Electrical Appliances
  (Regulation S shares)
    (HKD) *                                        174,000                  140

Luen Thai Holdings (HKD) *                         229,000                  118

Pacific Basin Shipping
    144A (HKD) *                                   124,000                   58

Pacific Basin Shipping (HKD) *                     129,000                   61

Panva Gas Holdings (HKD) *                         311,000                  132

Shanghai Forte Land Company
    (H shares) (HKD)                               390,000                  121

tom.com (HKD) *                                    584,000                  113

Total China (Cost $1,472)                                                 1,611


CZECH REPUBLIC  0.6%

Common Stocks  0.6%

Komercni Banka                                       1,529                  193

Total Czech Republic (Cost $152)                                            193


EGYPT  2.8%

Common Stocks  2.8%

Commercial International Bank                       47,235                  269

Egyptian Company for
    Mobile Services                                 12,377                  236

Orascom Construction Industries                     15,400                  177

Orascom Telecom GDR (USD) *                          3,800                   65

Orascom Telecommunications *                         3,407                  118

Vodafone Egypt *                                    11,550                   87

Total Egypt (Cost $762)                                                     952


ESTONIA  0.3%

Common Stocks  0.3%

Hansabank (EUR)                                     10,200                  103

Total Estonia (Cost $96)                                                    103

HONG KONG  0.3%

Common Stocks  0.3%

Kingboard Chemical
    Holdings, 144A *                                58,000                  121

Total Hong Kong (Cost $110)                                                 121


HUNGARY  0.3%

Common Stocks  0.3%

OTP Bank                                             4,300                  109

Total Hungary (Cost $92)                                                    109


INDIA  6.4%

Common Stocks  6.4%

Arvind Mills *                                     107,336                  187

Ballarpur Industries, 144A *                        28,050                   46

Ballarpur Industries
    (Regulation S shares) *                          3,600                    6

Bharti Tele-Ventures *                               2,000                    7

HDFC Bank                                           16,000                  147

HDFC Bank ADR (USD)                                    900                   32

Hindalco Industries                                  3,910                  102

I-Flex Solutions                                    13,900                  182

ITC                                                  7,330                  176

Kotak Mahindra Finance                              33,000                  131

LIC Housing Finance GDR
 (Regulation S
    shares) (USD) @                                 15,452                   96

National Thermal Power, 144A *                      19,000                   26

Oil & Natural Gas                                    6,000                  104

Oil & Natural Gas
    (Regulation S shares)                            4,000                   70

Petronet LNG *                                     223,700                  115

Power Trading                                       73,600                   85

Tata Tea                                            16,000                  145

UTI Bank                                            50,400                  170

Zee Telefilms                                      111,500                  368

Total India (Cost $1,861)                                                 2,195


INDONESIA  0.9%

Common Stocks  0.9%

Indosat                                            360,300                  187

Telekomunikasi, Series B                           263,000                  126

Total Indonesia (Cost $231)                                                 313


ISRAEL  5.1%

Common Stocks  5.1%

Bank Hapoalim                                      129,100                  355

Bank Leumi                                          93,900                  198

Check Point Software
    Technologies (USD) *                            10,495                  237

Lipman Electronic
    Engineering (USD)                                5,900                  141

Makhteshim-Agan Industries                          97,500                  407

NICE Systems ADR (USD) *                             3,100                   66

Orbotech (USD) *                                     7,800                  132

Partner Communications
    ADR (USD) *                                     31,040                  203

Total Israel (Cost $1,672)                                                1,739


KAZAKHSTAN  1.2%

Common Stocks  1.2%

PetroKazakhstan (USD)                               11,171                  412

Total Kazakhstan (Cost $315)                                                412


MALAYSIA  4.7%

Common Stocks  4.7%

Astro All Asia
    (Ordinary shares) *                            193,200                  264

Astro All Asia
    (Regulation S shares) *                         20,000                   27

Berjaya Sports Toto                                154,500                  158

CIMB Berhad                                        106,000                  137

Hong Leong Bank                                    111,300                  154

IJM                                                102,500                  127

Magnum                                             123,300                   81

Malaysian Industrial Development
    Finance Berhad                                 255,300                   81

MK Land Holdings                                   176,300                   82

Multi-Purpose Holdings *                            17,100                    5

Multi-Purpose Holdings
    Warrants, 2/26/09 *                             15,900                    2

Public Bank BHD                                     19,150                   35

Sime Darby                                          75,900                  114

Symphony House                                     199,650                   41

Symphony House
    Warrants, 4/28/09 *                             32,250                    2

Telekom Malaysia                                    42,000                  127

Telekom Malaysia
    (Regulation S shares)                            9,000                   27

Tenaga Nasional *                                   55,000                  161

Total Malaysia (Cost $1,623)                                              1,625


MEXICO  8.8%

Common Stocks  8.8%

America Movil ADR
    Series L (USD)                                  23,100                1,016

Cemex                                               28,916                  167

Consorcio ARA *                                     45,100                  121

Grupo Aeroportuario del
    Sureste ADR (USD)                                3,800                   87

Grupo Financiero Banorte                            42,800                  201

Grupo Modelo, Series C                              55,000                  141

Grupo Televisa ADR (USD)                             6,624                  364

Organizacion Soriana, Series B                      26,700                   86

Telmex ADR (USD)                                     4,339                  149

Urbi Desarrollos Urbanos *                          36,900                  137

Wal-Mart de Mexico, Series V                       166,234                  544

Total Mexico (Cost $2,349)                                                3,013


RUSSIA  5.9%

Common Stocks  5.9%

AO VimpelCom ADR (USD) *                             5,200                  593

Gazprom ADR (USD)                                    3,900                  146

Lukoil (USD)                                         4,770                  148

Lukoil ADR (USD)                                     3,130                  392

MMC Norilsk Nickel (USD)                             4,400                  274

Mobile Telesystems ADR (USD)                         3,100                  450

Total Russia (Cost $1,386)                                                2,003


SOUTH AFRICA  9.6%

Common Stocks  9.6%

ABSA Group                                          28,100                  307

African Bank Investments                           121,800                  284

Anglo American                                      14,050                  307

Impala Platinum Holdings                             6,150                  494

Investec                                             6,300                  144

Naspers (N shares)                                  59,900                  548

Pick 'N Pay Stores                                  42,400                  154

SABMiller                                           16,300                  234

Sanlam                                             224,340                  394

Sappi                                                8,600                  123

Standard Bank Investment                            32,796                  287

Total South Africa (Cost $2,431)                                          3,276


SOUTH KOREA  16.1%

Common Stocks  15.1%

Amorepacific                                         1,445                  282

Cheil Communications                                   970                  128

Daewoo Shipbuilding & Marine
    Engineering                                      8,690                  128

Hanaro Telecom *                                    43,164                  123

Hyundai Department Store *                           2,740                   79

Hyundai Motor *                                        860                   42

Hyundai Motor GDR, 144A (USD)                        3,900                   93

Kookmin Bank *                                      12,570                  420

Kookmin Bank ADR (USD) *                             1,100                   37

Korean Air Lines *                                   4,000                   61

Kumgang Korea Chemical                               2,240                  238

LG Chemical                                          8,100                  303

LG Electronics *                                     1,990                  112

Lotte Chilsung Beverage                                280                  192

Ncsoft *                                             2,200                  210

Plenus                                               7,670                   78

S-Oil                                                7,330                  370

Samsung Electronics                                  2,180                  855

Shinhan Financial                                   13,500                  266

Shinsegae                                            1,280                  360

SK Corporation *                                     5,130                  268

South Korea Telecom                                  2,140                  335

Woori Finance Holdings                              13,960                  100

Woori Finance Holdings
    (Regulation S shares) *                          8,890                   64

                                                                          5,144

Preferred Stocks  1.0%

Hyundai Motor                                       12,890                  356

                                                                            356

Total South Korea (Cost $4,671)                                           5,500


SWITZERLAND  0.7%

Common Stocks  0.7%

Compagnie Financiere Richemont
  GDR (ZAR)                                         86,500                  242

Compagnie Financiere Richemont
    Equity Units, Class A                              100                    3

Total Switzerland (Cost $200)                                               245

TAIWAN  9.4%

Common Stocks  9.4%

Acer                                                76,183                  111

Advantech                                           75,795                  162

Basso Industry                                      70,000                  145

Cathay Financial Holding                           265,000                  508

Cheng Shin Rubber Industry                         101,488                  121

Chinatrust Financial                               392,733                  448

E.Sun Financial                                    261,000                  178

E.Sun Financial GDR
    144A (USD) *                                     1,800                   31

Evergreen Marine *                                      26                    0

Far Eastern Department Stores                      197,000                   93

Far Eastern Textile                                301,505                  201

Formosa Petrochemical *                             79,000                  132

Polaris Securities                                 177,000                   91

Quanta Computer                                    133,226                  215

Taishin Financial Holdings                         409,887                  335

Taiwan Cellular                                    116,000                  116

Taiwan Semiconductor
    Manufacturing                                   99,693                  131

Via Technologies *                                 158,000                   91

Yuanta Core Pacific *                              126,000                   89

Total Taiwan (Cost $3,067)                                                3,198


THAILAND  1.5%

Common Stocks  1.5%

Bangkok Bank NVDR *                                 62,300                  142

C.P. 7-Eleven                                       54,300                   71

Kasikornbank Public NVDR *                          74,000                   82

Land & Houses NVDR                                 481,300                  106

Siam Commercial Bank                                92,100                   99

Total Thailand (Cost $440)                                                  500


TURKEY  2.9%

Common Stocks  2.9%

Akbank                                          28,254,298                  127

Anadolu Efes Biracilik
    ve Malt Sanayii                              6,432,750                  102

Arcelik *                                       15,415,300                   94

Dogus Otomotiv *                                 6,116,200                   20

Hurriyet Gazete                                 92,176,350                  183

Turkcell Iletisim Hizmetleri                    28,563,174                  175

Turkcell Iletisim
    Hizmetleri ADR (USD)                             1,769                   27

Turkiye Garanti Bankasi *                       62,558,852                  167

Turkiye Is Bankasi (Isbank)                     26,815,100                  111

Total Turkey (Cost $630)                                                  1,006


SHORT-TERM INVESTMENTS  6.1%

Money Market Funds  6.1%

T. Rowe Price Reserve Investment
    Fund, 1.81% #+                               2,093,342                2,093

Total Short-Term Investments
(Cost $2,093)                                                             2,093

Total Investments in Securities

100.7% of Net Assets (Cost $29,066)                               $     34,431


The accompanying notes are an integral part of these financial statements.

(1)  Denominated in currency of country of incorporation unless otherwise noted
#    Seven-day yield
*    Non-income producing
+    Affiliated company--See Note 5
@ Valued by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers--total value of such securities at period-end amounts to $468 and represents 1.4% of net assets
ADR  American Depository Receipts
EUR  Euro
GDR  Global Depository Receipts
HKD  Hong Kong dollar
NVDR Non Voting Depository Receipt
USD  United States dollar
ZAR  South African rand

Statement of Assets and Liabilities
T. Rowe Price Institutional Emerging Markets Equity Fund
October 31, 2004
(In thousands except shares and per share amounts)


Assets

Investments in securities, at value

  Affiliated companies (cost $2,093)                       $              2,093

  Other companies (cost $26,973)                                         32,338

  Total investments in securities                                        34,431

Other assets                                                                581

Total assets                                                             35,012

Liabilities

Total liabilities                                                           830

NET ASSETS                                                 $             34,182
                                                           --------------------

Net Assets Consist of:

Undistributed net investment income (loss)                 $                155

Undistributed net realized gain (loss)                                    1,010

Net unrealized gain (loss)                                                5,368

Paid-in-capital applicable to 2,057,278 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                       27,649

NET ASSETS                                                 $             34,182
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              16.61
                                                           --------------------



The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Emerging Markets Equity Fund
($ 000s)
                                                                           Year
                                                                          Ended
                                                                       10/31/04

Investment Income (Loss)

Dividend income (net of foreign taxes of $83)              $                600

Investment management and administrative expense                            277

Net investment income (loss)                                                323

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities (net of foreign taxes of $141)                                 904

  Foreign currency transactions                                             (30)

  Net realized gain (loss)                                                  874

Change in net unrealized gain (loss)

  Securities (net of decrease in deferred
  foreign taxes of $5)                                                    2,831

  Other assets and liabilities
  denominated in foreign currencies                                           3

  Change in net unrealized gain (loss)                                    2,834

Net realized and unrealized gain (loss)                                   3,708

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $              4,031
                                                           --------------------



The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Emerging Markets Equity Fund
($ 000s)


                                                      Year             10/31/02
                                                     Ended              Through
                                                  10/31/04             10/31/03

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $           323      $            95

  Net realized gain (loss)                             874                  256

  Change in net unrealized gain (loss)               2,834                2,534

  Increase (decrease) in net assets from
  operations                                         4,031                2,885

Distributions to shareholders

  Net investment income                               (115)                  (2)

  Net realized gain                                   (268)                --

  Decrease in net assets from distributions           (383)                  (2)

Capital share transactions *

  Shares sold                                       19,092               12,921

  Distributions reinvested                             280                    2

  Shares redeemed                                   (4,488)                (156)

  Increase (decrease) in net assets from
  capital share transactions                        14,884               12,767

Net Assets

Increase (decrease) during period                   18,532               15,650

Beginning of period                                 15,650                 --

End of period                              $        34,182      $        15,650
                                           ---------------      ---------------

(Including undistributed net investment
income of $155 at 10/31/04 and $88 at
10/31/03)

*Share information

  Shares sold                                        1,228                1,116

  Distributions reinvested                              19                 --

  Shares redeemed                                     (293)                 (13)

  Increase (decrease) in shares outstanding            954                1,103


The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Emerging Markets Equity Fund
October 31, 2004


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Emerging Markets Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 31, 2002. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees
A 2% fee is assessed on redemptions of fund shares held less than 1 year to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis.

Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets
At October 31, 2004, approximately 91% of the fund's net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $30,858,000 and $16,465,000, respectively, for the year ended October 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $383,000 and were characterized as ordinary income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------
Unrealized appreciation                                    $          5,931,000

Unrealized depreciation                                                (563,000)

Net unrealized appreciation (depreciation)                            5,368,000

Undistributed ordinary income                                           623,000

Undistributed long-term capital gain                                    542,000

Paid-in capital                                                      27,649,000

Net assets                                                 $         34,182,000
                                                           --------------------

     For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and gain relate primarily to the character of foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------

Undistributed net investment income                        $           (141,000)

Undistributed net realized gain                                         141,000

     At October 31, 2004, the cost of investments for federal income tax purposes was $29,066,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At October 31, 2004, the fund had no deferred tax liability.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 1.10% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At October 31, 2004, $33,000 was payable under the agreement.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the pub-lic. The Reserve Funds pay no investment management fees. During the year ended October 31, 2004, dividend income from the Reserve Funds totaled $10,000, and the value of shares of the Reserve Funds held at October 31, 2004, and October 31, 2003, was $2,093,000 and $488,000, respectively.

T. Rowe Price Institutional Emerging Markets Equity Fund



Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and Shareholders of T. Rowe Price Institutional Emerging Markets Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Emerging Markets Equity Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. Rowe Price Institutional Emerging Markets Equity Fund



Tax Information (Unaudited) for the Tax Year Ended 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $268,000 from short-term capital gains.

For taxable non-corporate shareholders, $482,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $605,000 and foreign taxes paid of $223,000.

Information on Proxy Voting Policies, Procedures, and Records
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Institutional Emerging Markets Equity Fund



About the Fund's Directors and Officers
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors


Name
(Year of Birth)
Year Elected*              Principal Occupation(s) During Past 5 Years and
                           Directorships of Other Public Companies

Anthony W. Deering
(1945)
1991 Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1989 Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
2001 Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corporation

Karen N. Horn
(1943)
2004 Managing Director and President, Global Private Client Services, Marsh, Inc. (1999-2003);
                           Managing Director and Head of International Private Banking, Bankers Trust (1996-1999)


F. Pierce Linaweaver
(1934)
2001 President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001 Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.

* Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.


Inside Director

Name
(Year of Birth)
Year Elected**
[Number of T. Rowe
Price Portfolios
Overseen]                  Principal Occupation(s) During Past 5 Years and
                           Directorships of Other Public Companies

James S. Riepe
(1943)
2002
[111] Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President,
                           T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc.,
                           T. Rowe Price Retirement Plan Services, Inc., and
                           T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Institutional International Funds



 ** Inside directors serve until retirement, resignation, or election of a successor.

T. Rowe Price Institutional Emerging Markets Equity Fund


Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Christopher D. Alderson (1962)
Vice President, Institutional
International Funds                     Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.


Mark C.J. Bickford-Smith (1962)
Vice President, Institutional
International Funds                     Vice President, T. Rowe Price Group,
                                        Inc., and T. Rowe Price International,
                                        Inc.

Stephen V. Booth, CPA (1961)
Vice President, Institutional
International Funds                     Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)
Treasurer, Institutional
International Funds                     Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Roger L. Fiery III, CPA (1959)
Vice President, Institutional
International Funds                     Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company


Gregory S. Golczewski (1966)
Vice President, Institutional
International Funds                     Vice President, T. Rowe Price and
                                        T. Rowe Price Trust Company


Henry H. Hopkins (1942)
Vice President, Institutional
International Funds                     Director and Vice President, T. Rowe
                                        Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price International,
                                        Inc., and T. Rowe Price Retirement Plan
                                        Services, Inc.

Patricia B. Lippert (1953)
Secretary, Institutional
International Funds                     Assistant Vice President, T. Rowe Price
                                        and T. Rowe Price Investment Services,
                                        Inc.

George A. Murnaghan (1956)
Vice President, Institutional
International Funds                     Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., T. Rowe Price
                                        International, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

R. Todd Ruppert (1956)
Vice President, Institutional
International Funds                     Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., T. Rowe Price
                                        Retirement Plan Services, Inc., and
                                        T. Rowe Price Trust Company; Chief
                                        Investment Officer, Director, and
                                        President, T. Rowe Price Global Asset
                                        Management Limited and T. Rowe Price
                                        Global Investment Services Limited

James B.M. Seddon (1964)
Vice President, Institutional
International Funds                     Vice President, T. Rowe Price Group,
                                        Inc., and T. Rowe Price International,
                                        Inc.

Julie L. Waples (1970)
Vice President, Institutional
International Funds                     Vice President, T. Rowe Price

David J.L. Warren (1957)
President, Institutional
International Funds                     Director and Vice President, T. Rowe
                                        Price; Vice President, T. Rowe Price
                                        Group, Inc.; Chief Executive Officer,
                                        Director, and President, T. Rowe Price
                                        International, Inc.; Director, T. Rowe
                                        Price Global Asset Management Limited
                                        and T. Rowe Price Global Investment
                                        Services Limited

William F. Wendler II, CFA (1962)
Vice President, Institutional
International Funds                     Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.


Edward A. Wiese, CFA (1959)
Vice President, Institutional
International Funds                     Vice President, T. Rowe Price, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank


Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $9,490               $11,266
     Audit-Related Fees                         912                   670
     Tax Fees                                 4,863                 3,550
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004